UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2010 (October 28, 2010)
Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH  44481
(Address of principal executive offices)

(330) 373-1221
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2010, the Board of Directors of First Place Financial Corp. (the “Registrant”) adopted an amendment to Article II, Section 1 of the Registrant’s Bylaws, effective immediately, to provide that the size of its whole Board of Directors shall not be less than nine and not more than fifteen, with the exact number of directors fixed from time to time by resolution of the Board of Directors within the foregoing range.  The amended Bylaws are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 28, 2010, the Registrant held its 2010 Annual Meeting of Shareholders (“Annual Meeting”).  At the Annual Meeting, there were present in person or by proxy 14,241,872 shares of the Registrant’s common stock, representing 78.6% of the total outstanding shares entitled to vote.  At the Annual Meeting, the Registrant’s shareholders: (i) elected each of the five persons listed below under Proposal One to serve as director of the Registrant for a term that will continue until the 2013 Annual Meeting of Shareholders; (ii) approved, on a nonbinding advisory basis, the compensation of the Registrant’s named executive officers as determined by the Compensation Committee of the Registrant and (iii) ratified the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending June 30, 2011.  Each of the foregoing proposals was set forth and described in the proxy statement of the Registrant dated September 30, 2010.  The following tables summarize the results of the voting by the Registrant’s shareholders.

Proposal One - Election of Directors for a three year term:

	Votes		Votes		Broker
Directors	For	Percent	Against	Percent	Non-votes

A. Gary Bitonte, M.D.	8,041,045	90.0%	891,010	10.0%	5,309,817
Earl T. Kissell	8,158,849	91.3%	773,206	8.7%	5,309,817
E. Jeff Rossi	8,168,976	91.5%	763,079	8.5%	5,309,817
William A. Russell	8,141,354	91.1%	790,701	8.9%	5,309,817
Robert L. Wagmiller	8,083,776	90.5%	848,279	9.5%	5,309,817

The following Director’s terms continued after the Annual Meeting: Donald Cagigas, Marie Izzo Cartwright, Frank J. Dixon, Robert P. Grace, Thomas M. Humphries, Steven R. Lewis, and Samuel A. Roth.

Proposal Two - Approval, on a nonbinding advisory basis, of the compensation of the Registrant’s named executive officers as determined by the Compensation Committee:

Votes		Votes				Broker
For	Percent	Against	Percent	Abstentions	Percent	Non-votes

7,753,085	86.8%	956,203	10.7%	222,767	2.5%	5,309,817

Proposal Three – Ratification of the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

Votes		Votes				Broker
For	Percent	Against	Percent	Abstentions	Percent	Non-votes

13,776,376	96.8%	403,766	2.8%	61,730	0.4%	-

Item 9.01 Financial Statements and Exhibits

d) Exhibits

Exhibit No.	Description
3.2	Bylaws of First Place Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: November 2, 2010	By: /s/ David W. Gifford
David W. Gifford Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.2	Bylaws of First Place Financial Corp.